BRADLEY PHARMACEUTICALS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of Bradley Pharmaceuticals, Inc.:


     The Annual Meeting of Shareholders (the "Meeting") of Bradley Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at the Radisson Hotel, 690 Route 46 East, Fairfield, New Jersey 07004, on July 23, 1999, 9:00 A.M., Local Time, to consider and act upon the following:

         1. To elect six directors of the Company, two by the holders of the Class A Common Stock of the Company voting separately as a class, and four by the holders of the Class B Common Stock of the Company voting separately as a class, to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         2. To ratify and approve a proposal to amend the Certificate of Incorporation to change the title of the Class A Common Stock to "common stock" without affecting any of the rights or holdings of the holders of Class A Common Stock;

         3. To ratify and approve a proposal to amend the Certificate of Incorporation to permit transfers of the Class B Common Stock without restriction, without affecting any other rights or holdings of the holders of Class B Common Stock;

         4. To ratify and adopt the 1999 Incentive and Non-Qualified Stock Option Plan to replace the Company's 1990 Stock Option Plan which expires January 31, 2000; and

         5. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

                  Only shareholders of record of the Class A and Class B Common Stock of the Company, each $.01 par value per share, at the close of business on May 17, 1999 shall be entitled to receive notice of, and to vote at, the Meeting, and at any adjournment thereof. A Proxy and a Proxy Statement for the Meeting are enclosed herewith.

                  All shareholders are cordially invited to attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope to make sure that your shares are represented at the Meeting. In the event you decide to attend the Meeting in person, you may, if you desire, revoke you Proxy and vote your shares in person.

                                    By Order of the Board of Directors.

                                                     DANIEL GLASSMAN
                                                     Chairman and CEO

Dated:        , 1999


                                    IMPORTANT

     THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                          BRADLEY PHARMACEUTICALS, INC.

                                383 Route 46 West
                        Fairfield, New Jersey 07004-2402



                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                                  July 23, 1999



                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bradley Pharmaceuticals, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held the at Radisson Hotel, 690 Route 46 East, Fairfield, New Jersey 07004, on July 23, 1999, at 9:00 A.M., Local Time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

                  The principal executive offices of the Company are located at 383 Route 46 West, Fairfield, New Jersey 07004-2402. The approximate date on which this Proxy Statement and accompanying Proxy is first being sent or given to the shareholders is June 5, 1999.

                  The Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted FOR the election as directors of the persons who have been nominated by the Board of Directors, FOR the ratification and approval of a proposal to amend the Certificate of Incorporation to change the title of the Class A Common Stock to "common stock" without affecting any of the rights or holdings of the holders of Class A Common Stock, FOR the ratification and approval of a proposal to amend the Certificate of
Incorporation to permit transfers of the Class B Common Stock without restriction, without affecting any other rights or holdings of the holders of Class B Common Stock, FOR the ratification and adoption of the 1999 Incentive and Non-Qualified Stock Option Plan, which replaces the Company's 1990 Stock Option Plan which expires January 31, 2000, and in accordance with the judgment of the person or persons voting the proxies on any other matters that may be properly brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

                                VOTING SECURITIES

                  At the close of business on May 17, 1999, the record date for the determination of shareholders entitled to vote at the Meeting (the "Record Date"), the Company had outstanding 8,198,883 shares of its Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), and 431,552 shares of its Class B Common Stock, $.01 par value per share (the "Class B Common Stock"). There were no other classes of voting securities outstanding at the Record Date. The holders of such Class A and Class B Common Stock are entitled to one vote and five votes, respectively, for each share held on such Record Date, but with respect to the election of Directors, so long as there are at least 325,000 shares of Class B Common Stock issued and outstanding (of which there were as of the Record Date), holders of Class B Common Stock, voting separately as a class, are entitled to elect a majority of the directors (consisting of one-half of the number of directors, plus one) and holders of Class A Common Stock, voting separately as a class, are entitled to elect the balance of the directors. Thus, the holders of the Class B Common Stock will elect four of the directors and the holders of the Class A Common Stock will elect two of the directors.

                  Under the rules of the Securities and Exchange Commission, boxes and a designated blank space are provided on the Proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will be counted as votes cast against such individuals and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the Proxy will be voted for the election of the nominees for director, and in favor of the proposals to amend the Certificate of Incorporation to change the title of the Class A Common Stock to "common stock" without affecting any of the rights or holdings of the holders of Class A Common Stock and to permit transfers of the Class B Common Stock without restriction, without affecting any other rights or holdings of the holders of Class B Common Stock, and to adopt the 1999 Incentive and Non-Qualified Stock Option Plan, replacing the 1990 Stock Option Plan, which expires on January 31, 2000. Under the rules of the National Association of Securities Dealers, Inc., a broker "non-vote" has no effect on the outcome of the election of directors or the establishment of a quorum for such election. The form of proxy does not provide for abstentions with respect to the election of directors; however, a shareholder present at the Meeting may abstain with respect to such election. The treatment of broker "non-votes" and abstentions with respect to the election of directors is consistent with applicable Delaware law and the Company's By-Laws.

                  No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and, if given or made, such information or representation must not be relied upon as having been authorized by the Company.

                  A copy of the Company's 1998 Annual Report to Shareholders is also being mailed to you with this Proxy Statement. Said Annual Report contains the financial statements of the Company and a report with respect thereto by Grant Thornton, the Company's independent auditors. Said Annual Report is not deemed a part of the soliciting material for the Proxy.


         OWNERSHIP OF COMMON STOCK BY DIRECTORS, EXECUTIVE OFFICERS
                       AND FIVE PERCENT BENEFICIAL HOLDERS

                  The following table sets forth certain information as of December 31, 1998, regarding the ownership of the Company's Class A and Class B Common Stock by (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth elsewhere in this Proxy Statement, (iii) each beneficial owner of more than five percent of the Class A and Class B Common Stock of the Company known by management and (iv) all directors and executive officers of the Company, as a group, and the percentage of outstanding shares of Class A and Class B Common Stock beneficially held by them on that date.

                  Since each share of Class B Common Stock may be converted at any time by the holder into one share of Class A Common Stock, the beneficial ownership rules promulgated under the Securities Exchange Act of 1934, as amended, require that all shares of Class A Common Stock issuable upon the conversion of Class B

Common Stock by any stockholder be included in determining the number of shares and percentage of Class A Common Stock held by such stockholder. The effect of the assumption that such stockholder is the beneficial owner of such shares is also reflected in the following table. For a more complete description of the method used to determine such beneficial ownership, see footnote 2 to the following table:




            Amount and Nature of Beneficial Owner(1)(2)                        Percent of Class(2)

Name and Address of              Class A          Class B                    Class A      Class B
Beneficial Owner              Common Stock       Common Stock              Common Stock Common Stock
-------------------           ------------       ------------              ------------  -----------

Daniel Glassman .........    1,106,044(3)          316,736(4)                 13.51%        73.39%
383 Route 46 West
Fairfield, NJ

Iris S. Glassman ........      252,373(5)           37,283(6)                  3.08%    8.64%
383 Route 46 West
Fairfield, NJ

David H. Hillman ........      117,433(7)           43,610                     1.43%   10.11%
383 Route 46 West
Fairfield, NJ

Phillip W. McGinn, Jr ...       14,337(8)          -0-                          *         --
383 Route 46 West
Fairfield, NJ

Alan G. Wolin ...........       74,730(9)          -0-                          *         --
383 Route 46 West
Fairfield, NJ

Seymour I. Schlager .....          -0-             -0-                         --         --
383 Route 46 West
Fairfield, NJ

Robert Dubin ............       13,500(11)         -0-                          *         --
383 Route 46 West
Fairfield, NJ

Gene L. Goldberg ........       59,872(10)          10,192                      *        2.36%
383 Route 46 West
Fairfield, NJ

Maurice Woosley .........       15,889(12)         -0-                          *         --
383 Route 46 West
Fairfield, NJ

Berlex Laboratories, Inc.    1,450,000             -0-                        17.71%      --
110 East Hanover Avenue
Cedar Knolls, NJ

All executive officers ..    1,654,178(3)(4)(5)    407,821(4)(6)              20.20%    94.50%
and directors as a group            (6)(7)(8)(9)
(9 persons)


* Represents less than one percent.                                    (Footnotes appear on next page)


(1) Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.

(2) Each named person and all executive officers and directors, as a group, are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of options, warrants or exchange or conversion rights. Accordingly, the number of shares and percentage set forth opposite each stockholder's name under the columns "Class A Common Stock" includes shares of Class A Common Stock issuable upon exercise of presently exercisable warrants and stock options and shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. The shares of Class A Common Stock so issuable upon such exercise, exchange or conversion by any such stockholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other stockholder.

(3) Includes 316,736 shares issuable upon conversion of a like number of shares of Class B Common Stock. Of these shares, 62,019 shares are owned indirectly by Mr. Glassman through affiliates and 721,089 shares underlie presently exercisable options owned by Mr. Glassman. Mr. Glassman's affiliates have disclaimed beneficial ownership over all of these shares. Mr. Glassman disclaims beneficial ownership over shares and options owned by his wife, Iris S. Glassman.

(4) Includes 26,098 shares owned indirectly by Mr. Glassman through affiliates. Mr. Glassman's affiliates have disclaimed beneficial ownership over these shares. Does not include 16,403 shares beneficially owned by Iris S. Glassman, Mr.
         Glassman's wife.

(5) Includes 37,283 shares issuable upon conversion of a like number of shares of Class B Common Stock, 6,800 shares owned indirectly by Mrs. Glassman through affiliates, 40,220 shares owned indirectly by Mrs.
         Glassman as trustee for her children's trusts and 168,070 shares underlying presently exercisable options. Mrs. Glassman disclaims beneficial ownership over all shares beneficially owned by her husband, Daniel Glassman.

(6) Includes 20,880 shares owned indirectly by Mrs. Glassman as trustee for the Bradley Glassman 1995 Trust. Mrs. Glassman disclaims beneficial ownership over all shares of Class B Common Stock beneficially owned by her husband, Daniel Glassman.

(7) Includes 43,610 shares issuable upon conversion of a like number of shares of Class B Common Stock, 1,780 shares owned indirectly by Mr. Hillman through an affiliate and 65,568 shares underlying presently exercisable options. Mr. Hillman's affiliate has disclaimed beneficial ownership over shares owned by it.

(8)      Includes 5,000 shares underlying presently exercisable options.

(9)      Includes 7,300 shares underlying presently exercisable options.

(10) Includes 10,192 shares issuable upon conversion of a like number of shares of Class B Common Stock. Of these shares 48,446 shares underlie presently exercisable options.

(11) 1,000 shares are owned indirectly as trustee for Mr. Dubin's children. Includes 12,500 shares underlying presently exercisable options.

(12)     Includes 12,000 shares underlying presently exercisable options.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

                  At the meeting, six directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify. Two directors are to be elected by the holders of the Class A Common Stock, voting separately as a class, and four directors are to be elected by the holders of the Class B Common Stock, voting separately as a class. Unless otherwise specified, all proxies received will be voted in favor of the election of the nominees of the Board of Directors named below as directors of the Company for each respective class of stock. All of the nominees are presently directors of the Company. The term of the current directors expires at the Meeting. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited hereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board of Directors. Assuming a quorum is present with respect to each of the Class A and Class B Common Stock, a vote of a majority of the shares of Class A Common Stock present, in person or by proxy, at the Meeting, is required to elect the Class A nominees as directors and a vote of a majority of the shares of Class B Common Stock present, in person or by proxy, at the Meeting, is required to elect the Class B nominees as directors.


          Nominees for Election by the Holders of Class A Common Stock

Dr. Philip W. McGinn, Jr.

                  Dr. Philip W. McGinn, age 73, has served as a director of the Company since December 1996. Since 1984, Dr. McGinn has also served as President of Worldwide Marketing and Translation Services, Inc., a New Jersey based company providing consulting services in new product and company acquisitions, marketing, market analysis, promotional planning, sales training, management development and business, educational and translation services. Dr. McGinn also served as Associate Dean, School of Health Professions, Long Island University, from 1990 to 1996.

Alan G. Wolin, Ph.D.

                  Alan G. Wolin, Ph.D., age 66, has served as a director of the Company since May 1997. Since 1988, Dr. Wolin has served as an independent consultant to various companies in the food, drug and cosmetic industries. Between 1962 and 1987, Dr. Wolin served M&M/Mars, the world's largest candy company, in various capacities, including Director of Consumer Quality Assurance and Quality Coordination. In his capacity as Director of Consumer Quality Assurance and Quality Coordination, Dr. Wolin was responsible for ensuring consumer quality and public health issues relating to M&M/Mars' products.

          Nominees for Election by the Holders of Class B Common Stock

Daniel Glassman

     Daniel Glassman, age 56, is the founder of the Company and has served as its Chief Executive Officer since the Company's inception in January 1985. Mr. Glassman has also served as the Company's Chairman of the Board since January 1985 and as President of the Company since February 1991. Mr. Glassman, a registered pharmacist, is also Chairman of the Board of Banyan Communications Group Inc., a communications company founded by Mr. Glassman ("Banyan"). Banyan encompasses two marketing research organizations (Danis Research and Hospital

Research Associates) and an advertising agency (Daniel Glassman Advertising). Mr. Glassman has operated these companies for more than the last eighteen years. Mr. Glassman was previously Vice President for Client Services for Medicus Communications, Inc., where he directed marketing programs for pharmaceutical companies such as Procter & Gamble, Rorer, Schering-Plough Corporation and Merrill-Dow, Inc. Mr. Glassman is the husband of Iris Glassman, the Treasurer and a director of the Company. Mr. Glassman is also Chairman of the Board, President and Chief Executive Officer of Doak Dermatologics, Inc., Bradley Pharmaceuticals Overseas, Ltd. and Bradley Pharmaceuticals (Canada), Inc., each a subsidiary of the Company. Mr. Glassman was the recipient of the Entrepreneur of the Year Award in the Life Sciences category, sponsored by Ernst & Young LLP in 1995. Also in 1995, under the leadership of Mr. Glassman, the Company was recognized as one of INC Magazine's 100 Hottest Small Public Companies.

Iris S. Glassman

     Iris S. Glassman, age 56 has served as Treasurer of the Company since its inception in 1985. Mrs. Glassman has also served as a director of the Company since January 1985. Mrs. Glassman is the wife of Daniel Glassman and has fifteen years of diversified administrative and financial management experience, including serving in the capacity of Secretary of Banyan.

David H. Hillman

                  David H. Hillman, age 58, has served as Secretary of the Company since 1985 and as a director of the Company since January 1990. For more than the past five years, Mr. Hillman has also served as a director of Banyan and since 1990, as President of Banyan's Health Care Division and Treasurer of Banyan. Mr. Hillman, a registered pharmacist, has also served as President of Hospital Research Associates, a division of Banyan engaged in the business of conducting market research for the pharmaceutical industry since 1983. Mr. Hillman has over sixteen years of market research, sales and marketing experience, including group product manager for Lederle Laboratories.


Seymour I. Schlager, M.D.

     Seymour I. Schlager, M.D., J.D., age 49, has served as a director of the Company since July 1998. From 1989 to 1991, Dr. Schlager served as Venture Head of the AIDS/Antiviral Pharmaceutical product development group of Abbott Laboratories. In 1997, Dr. Schlager received a Juris Doctorate, cum laude, from William Howard Taft University School of Law complementing his M.D. from the University of Miami School of Medicine. Currently, Dr. Schlager is Worldwide Medical Director for the Becton Dickinson Medical and Advanced Drug Delivery businesses.

                     Other Executive Officers of the Company

Robert Dubin, R.Ph

                  Robert Dubin, R.Ph, age 51, has served as Vice President, Sales and Contract Administration since 1997. Prior experience as a manufacturer of food products for a major U.S. food distributor. Previously held Consultant Pharmacist position for a major group of nursing homes in the Chicago area; also owner/operator of 15 pharmacies and health clinics.

Gene L. Goldberg

                  Gene L. Goldberg, age 61, has served as Senior Vice President, Marketing and Business Planning of the Company since January 1997. Formerly Executive Vice President of Daniel Glassman Advertising and Vice President and Account Supervisor for William Douglas McAdams. Also garnered experience as Senior Product Manager for USV Pharmaceutical Corporation, division of Revlon Healthcare Group; Project Director in Market Research at McAdams, Geigy Pharmaceutical Company and Lea-Mendota Research Group.

Maurice Woosley

                  Maurice Woosley, age 58, has served as President of the Company's international division and Vice President since January 1997. From May 1996 to December 1996, Mr. Woosley served as Vice President of the Company's international division. From November 1994 to April 1996, Mr. Woosley served as Worldwide Marketing Director of Datascope, Inc., a New Jersey based medical device manufacturer. From September 1990 to October 1994, Mr. Woosley served as Global Marketing Director for Davis & Geck, a New Jersey based medical product manufacturer.


                        BOARD OF DIRECTORS AND COMMITTEES

     During the year ended December 31, 1998, there were five (5) meetings of the Board of Directors. All directors attended at least 75% of these meetings.

     The Board of Directors has designated from among its members an Audit Committee, which consists of Messrs. Hillman and McGinn and Dr. Wolin. The Audit Committee, which reviews the Company's financial and accounting practices and controls, held one (1) meeting during 1998. The Company does not have a nominating committee.

     The current members of the Compensation Committee are Mr. Glassman, Mrs. Glassman and Dr. McGinn. Except for Mr.and Mrs. Glassman, no member of the Compensation Committee was at any time during 1997, or formerly, an officer or employee of the Company or any subsidiary of the Company, nor had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1998 and 1997, the Company received administrative support services (consisting principally of advertising services, mailing, copying, data processing and other office services) which were charged to operations from Banyan, an affiliated company, amounting to approximately $184,800 and $135,000, respectively.

     The Company leases 14,100 square feet of office and warehouse space at 383 Route 46 West, Fairfield, New Jesey, pursuant to a lease expiring on January 31, 2003 with Daniel Glassman, the Company's Chairman and President, and his wife Iris S. Glassman, Treasurer of the Company. This lease is renewable at the Company's option for two consecutive five year terms. Rent expense, including the Company's proportionate share of real estate taxes, was approximately $228,000 and $194,000,in 1998 and 1997, respectively.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                           Summary Compensation Table

                  The following table shows all the cash compensation paid by the Company, as well as certain other compensation paid or accrued during the fiscal years ended December 31, 1998, 1997, and 1996, to Daniel Glassman, the Company's President and Chief Executive Officer, Robert Dubin, Vice President of Sales, Gene L. Goldberg, Senior Vice President of Marketing and Business Planning and Maurice Woosley, President, Bradley International. No other executive officer of the Company earned total annual salary and bonus for 1998 in all capacities in which such person served the Company in excess of $100,000. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during 1998 to the executive officers named in the following table except as set forth below:
                                                             Long-Term
                                                           Compensation
                                  Annual Compensation         Awards
                                  -------------------      ------------
                                                             Securities
Name and Principal Position     Year   Salary   Bonus     Underlying Options(1)

Daniel Glassman .............   1998   $164,800     -0-      55,000(3)
  President and Chief .......   1997   $128,900     -0-        -0-
  Executive Officer .........   1996   $122,500     -0-     404,500(2)

Robert Dubin
  Vice President of Sales ...   1998   $115,400     -0-       6,000
  and Contract Administration   1997   $100,600   20,000       -0-
                                1996   $ 70,600   20,000      7,500

Gene L. Goldberg
  Senior Vice President .....   1998   $135,400     -0-        -0-
  Marketing and Business ....   1997   $129,400     -0-        -0-
  Planning ..................   1996      N/A       N/A        N/A

Maurice Woosley
  President, Bradley ........   1998   $120,900     -0-        -0-
  International .............   1997   $114,500     -0-        -0-
                                1996   $68,800               18,000


     (1) All of these  options  are  exercisable  into  shares of Class A Common
Stock.

     (2) Of these shares, 31,500 shares underlie options granted on December 5, 1996 to replace a like number of options previously granted to Mr. Glassman which expired by their terms. These options are exercisable at any time prior to December 4, 2001 at an exercise price of $0.825 per share, 110% of the fair market value for shares of Class A Common Stock on the date of grant. The remaining 373,000 shares are exercisable at various times through 2000 at an exercise price of approximately $1.44 per share, 110% of the fair market value for shares of Class A Common Stock on the date of the grant.

     (3) Of these shares, 25,000 underlie options granted on January 27, 1998 to replace a like number of options previously granted to Mr. Glassman which expired by their terms. These options are exercisable after January 27, 1999, 2000, 2001 for 8,333, 8,333, 8,333 shares, respectively, at an exercise price of $1.99 per share, 110% of the fair market value for shares of Class A Common Stock on the date of the grant. These options will expire on January 26, 2003. The remaining 30,000 shares underlie options granted on June 9, 1998 to replace a like number of options previously granted to Mr. Glassman which expired by their terms. These options are exercisable anytime prior to June 8, 2003 at an exercise price of $2.07 per share, 110% of the fair market value for shares of Class A Common Stock on the date of grant.

                              Option Grants in 1998

                  The following table sets forth information concerning outstanding options to purchase shares of the Company's Class A Common Stock granted by the Company to Directors and Officers during 1998. Neither options to purchase shares of Class B Common Stock nor stock appreciation rights were granted by the Company during 1998. The exercise prices for all options reported below are not less than 100% of the per share market prices for Class A Common Stock on their dates of grant.

                                Individual Grants

                            Number of   % of Total
                           Securities   Options
                           Underlying   Granted to       Exercise
                             Options    Employees in     or Base    Expiration
Name                         Granted     1998(1)          Price        (Date)
---------------------     -----------   ------------     ---------  ------------

Robert Dubin ........        6,000         8.71%           2.13       06/10/08
Daniel Glassman .....       25,000        22.33%           1.99       01/26/03
                            30,000        26.80%           2.07       06/08/03
David H. Hillman ....        9,750         8.71%           1.99       01/26/03
                             7,000         6.25%           1.99       01/26/08
Seymour I. Schlager ..      15,000        13.40%           2.19       07/12/08


         Aggregated Option Exercises in 1998 and Year-End Option Values

                  The following table presents the value, on an aggregate basis, as of December 31, 1998, of outstanding stock options held by the executive officers of the Company listed in the Summary Compensation Table above. No stock options were exercised by the executive officers listed below during 1998.

               Number of                                    Value of
        Securities Underlying                         Unexercised In-the-Money
        Unexercised Options at                             Options at
                Year-End                                   Year-End(1)
        ----------------------                        ------------------------

   Name           Exercisable  Unexercisable         Exercisable   Unexercisable
   ----           -----------  -------------         -----------   -------------

Daniel Glassman     721,089            25,000          $425,220           -0-

     (1) Based on the closing sale price of $1.188 per share of Class A Common Stock on December 31, 1998 as reported by NASDAQ.


                            Employment Contracts and
          Termination of Employment and Change-in-Control Arrangements

                  The  Company  does  not  have  any  employment   contracts  or
termination of employment or change-in-control arrangements with any of its executive officers.

                            Compensation of Directors

                  Directors who are not officers or employees of the Company receive a director's fee of $600 for each meeting of the Board of Directors, or a committee thereof, attended by such director, plus out-of-pocket costs. Directors who are also officers or employees of the Company receive no additional compensation for their services as directors.

                  On August 29, 1997, Alan G. Wolin, Ph.D., was granted options to purchase up to 15,000 shares of Class A Common Stock of the Company at an exercise price of $1.25 per share (the fair market value per share of Class A Common Stock as of the date of grant). These options vest in three equal and annual installments commencing on May 12, 1998 and expire on May 11, 2007.

                  On January 26, 1998, Mr. David Hillman was granted options to purchase up to 16,750 shares of Class A Common Stock of the Company at an exercise price of $1.99 per share, 110% of the fair market value for shares. These options vest in three annual installments of 5,583, 5,583 and 5,584 with 9,750 expiring January 26, 2003 and the remaining 7,000 expiring January 26, 2008. These options were granted by agreement with the Company in consideration for Mr. Hillman's previous options which expired by their terms.

                  On July 12, 1998, Seymour Schlager, M.D., J.D., was granted options to purchase up to 15,000 shares of Class A Common Stock of the Company at an exercise price of $2.19 per share (the fair market value per share of Class A Common Stock as of the date of grant). These options vest in three equal and annual installments commencing on July 12, 1999 and expire on July 11, 2008.

Comparative Stock Performance

                  The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from December 31, 1993 through the year ended December 31, 1998 with the cumulative total return on (i) the Total Return Index for the Nasdaq Stock market (U.S. Companies) (the "Nasdaq Composite Index"), and (ii) the Nasdaq Pharmaceutical Index (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index on December 31, 1993 and reinvestment of all dividends). Measurement points are on the last trading day of the Company's years ended December 31, 1993, 1994, 1995, 1996, 1997 and 1998.


               12/31/93    12/31/94    12/31/95   12/31/96   12/31/97   12/31/98
               --------    --------    --------   --------   --------   --------
Bradley
 Pharmaceutical   100.00      98.35       29.17      35.01      53.33      31.68
NASDAQ Composite
 Index            100.00      97.75      138.26     170.03     208.53     293.83
NASDAQ
 Pharmaceutical
 Index            100.00      75.26      138.04     138.47     142.98     181.89




            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.

                                   PROPOSAL II

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                  TO CHANGE DESIGNATION OF CLASS A COMMON STOCK

                  On May 20, 1999, the Board of Directors unanimously adopted a resolution proposing that Article IV of the Company's Certificate of Incorporation be amended to change the title of twenty six million, four hundred thousand (26,400,000) shares from "Class A Common Stock" to "Common Stock" without affecting any of the rights or holdings of the holders of Class A Common Stock. The Board directed that the proposed amendment be submitted to a vote of the holders of all of the Company's outstanding stock. The Certificate of Incorporation of the Company requires that the holders of Class A Common Stock and Class B Common Stock vote as two separate classes to authorize any proposed amendment to the Certificate of Incorporation which amends, restates or repeals
Article IV. If the amendment is approved by the holders of a majority of the Company's shares represented in person or by proxy at the Meeting, the Company's Certificate of Incorporation will be amended to provide that the Company's Twenty Seven Million Three Hundred Thousand (27,300,000) shares of Common Stock, with a par value of $.01 per share shall be divided into two classes of which twenty six million, four hundred thousand (26,400,000) shares will be designated as Common Stock and nine hundred thousand (900,000) shares will remain designated as Class B Common Stock.

                  As of the record date, the Company has 8,630,435 shares of Common Stock outstanding. The Company has outstanding Class B Common Stock which is convertible into shares of Common Stock, and will have outstanding options exercisable for shares of Common Stock and options reserved for issuance if the 1999 Incentive and Stock Option Plan is approved. Other than to meet the requirements of various employee benefit and incentive plans of the Company and its Class B Common Stock, the Company has no present plan, understanding or agreement to issue additional shares of Common Stock.

                  The Board of Directors believes that the proposed amendment is desirable because it will permit the Company's publicly held common stock to trade under the designation of "Common Stock" rather than "Class A Common Stock" on the NASDAQ Stock Market TM.

                  A vote in favor of the proposed amendment to the Company's Certificate of Incorporation by the holders of a majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, is necessary for the adoption of this proposal. If the proposed amendment is adopted by the shareholders, it will become effective upon filing a Certificate of Amendment as required by the Delaware General Corporation Law.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND ARTICLE IV OF THE CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.

                                  PROPOSAL III

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                   TO PERMIT TRANSFERS OF CLASS B COMMON STOCK

                  On May 20, 1999, the Board of Directors unanimously adopted a resolution proposing that Article IV of the Company's Certificate of Incorporation be amended to change subparagraph A.2.d. thereof to permit unrestricted transfers of Class B Common Stock which would eliminate the automatic conversion of Class B Common Stock to Class A Common Stock upon the sale, pledge, hypothecation or any other transfer of such shares to such persons who were not a holder of Class B Common Stock prior to such specified transfer. This amendment to the Certificate of Incorporation would not affect any of the rights or holdings of the holders of Class A Common Stock. The Board directed that the proposed amendment be submitted to a vote of the holders of all of the Company's outstanding stock. The Certificate of Incorporation of the Company requires that the holders of Class A Common Stock and Class B Common Stock vote as two separate classes to authorize any proposed amendment to the Certificate of Incorporation which amends, restates or repeals Article IV. If the amendment is approved by the holders of a majority of the Company's shares of each class represented in person or by proxy at the Meeting, the Company's Certificate of Incorporation will be amended to permit unrestricted transfers of Class B Common Stock.

                  As of the record date, the Company has 8,630,435 shares of Common Stock outstanding. The Company has outstanding Class B Common Stock which is convertible into shares of Class A Common Stock, and will have outstanding options exercisable for shares of Common Stock and options reserved for issuance if the 1999 Incentive and Stock Option Plan is approved. Other than to meet the requirements of various employee benefit and incentive plans of the Company and its Class B Common Stock, the Company has no present plan, understanding or agreement to issue additional shares of Common Stock.

                  The Board of Directors believes that the proposed amendment is desirable to appropriately permit the executive officers of the Company to attain an equity ownership in the Company and to facilitate unrestricted transfers, retirement and estate planning by the holders of the Class B Common Stock.

                  A vote in favor of the proposed amendment to the Company's Certificate of Incorporation by the holders of a majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, is necessary for the adoption of this proposal. If the proposed amendment is adopted by the shareholders, it will become effective upon filing a Certificate of Amendment as required by the Delaware General Corporation Law. The Company's financial statements, included in its 1998 Annual Report furnished to shareholders in connection with the distribution of this Proxy Statement, are incorporated in this Proxy Statement by reference.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND ARTICLE IV OF THE CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.

                                   PROPOSAL IV

               1999 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN


Summary Description of Options and Tax Status

         The full text of the 1999 Incentive and Non-Qualified Stock Option Plan (the "1999 Plan") is set forth as Exhibit A to this Proxy Statement and reference is made thereto for a complete statement of the terms of that document.

         Shares Reserved for Issuance. Pursuant to the terms of the 1999 Plan, Three Million Two Hundred Fifty Thousand (3,250,000) shares of the Company's Common Stock are reserved for issuance thereunder. In the event there is any change in the number of issued shares of the Common Stock of the Company without new consideration to the Company (such as by stock dividends or stock splits), the number of shares reserved for issuance under the 1999 Plan, the number of shares subject to any outstanding option and the option price per share of each outstanding stock option shall be appropriately adjusted. Similarly, if the Company shall be party to a merger, consolidation, reorganization, sale or similar occurrence, equitable adjustment in the options may be made.

         Administration of Plan; Award of Options. The 1999 Plan is administered by the President and Chief Executive Officer under the guidelines set forth by the Board of Directors. Pursuant to its authority, the Board may grant options to purchase shares of Common Stock reserved under the Plan to all employees, consultants and others as deemed appropriate by the Chief Executive Officer of the Company.

     Amendments. The Board of Directors may amend the Plan as it deems advisable. No amendment may, without further approval of the stockholders of the Company within twelve months before or after the date on which such amendment was adopted, (a) increase the total number of shares which may be made the subject of options granted under the 1999 Plan, either in the aggregate or to any individual employee, (b) change the manner of determining the option price,
(c) change the criteria of determining which employees and others which are eligible to receive options, (d) extend the period during which options may be granted or exercised, or (e) withdraw the administration of the 1999 Plan from the Board of Directors.

         Vesting. Non-Qualified options granted to optionees under the 1999 Plan are to vest and become exercisable at the rate of 33 1/3% per year following the year of grant of such options provided that certain conditions are satisfied. For a description of these conditions, see the subsection below entitled "Termination of Employment". The incentive options granted to optionees under the 1999 Plan vest on the first anniversary of the date of grant unless otherwise specified on the date of grant.

         Exercise Period. The options granted to employees under the 1999 Plan may not be exercised more than ten (10) years after the 1999 Plan is approved by the Company's stockholders.

         Termination of Employment. Outstanding options must be exercised during employment with the Company or within ninety (90) days after termination of employment with the Company (other than by reason of death or permanent disability, in which case they must be exercised within twelve months after termination). In addition, options are exercisable only to the extent that they are vested as of the date of termination of employment.

         Nontransferability. Each option granted under the 1999 Plan is not transferable by the holder except by will or the laws of descent and distribution of the State wherein the holder is domiciled at the time of his death.

         Sale or Public Offering of the Company. In the case of (i) a sale of all or substantially all of the Company's assets outside the ordinary course of business; (ii) an offer to purchase at least a majority of the Company's issued and outstanding common stock or an offer to the Company's stockholders to tender for sale at least a majority of the Company's issued and outstanding common stock, which offer is accepted or tender made with respect to at least a majority of the Company's issued and outstanding shares of Common Stock; (iii) the merger or consolidation of the Company with another corporation or entity;
(iv) a public or private offering of the Company's Common Stock, whether of newly or previously issued shares; or (v) a dissolution or liquidation of the Company, options granted but unexercised shall, at the discretion of the Board of Directors, become fully vested and exercisable for a period of twenty days from the date notice of such sale or public offering given to the optionees. Upon the expiration of the twenty day period, the Board of Directors at its discretion, may suspend or cancel the right of any optionee to exercise such options.

         Federal Income Tax Treatment of Options. The options to be granted under the 1999 Plan may be deemed to be qualified or non-qualified within the meaning of the Code, at the discretion of the committee. Generally, an optionee will recognize ordinary income upon the exercise of a non-qualified stock option (or, if the stock subject to the option is restricted within the meaning of Code
Section 83 and the optionee does not otherwise elect to recognize income upon the exercise of the stock option, at such time as the shares become transferable or are no longer subject to a substantial risk of forfeiture) in an amount equal to the excess (if any) of the fair market value of the shares purchased at the time of exercise over the exercise price. The Company will be entitled to an income tax deduction in the same amount and at the same time as the optionee recognizes such income. Upon the sale of shares which were purchased upon the exercise of an option, the optionee will recognize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time income was previously recognized in connection with the exercise (or possibly the grant) of the stock option. Such capital gain or loss will be short-term or long-term, depending upon the length of time the shares were held by the optionee.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPANY'S 1999 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.




                                  ANNUAL REPORT

                  All shareholders of record of the Company as of the Record Date are concurrently being sent a copy of the Company's Annual Report to Shareholders for 1998. This Annual Report contains certified financial statements of the Company for the years ended December 31, 1998 and 1997.

                  THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF ITS CLASS A AND CLASS B COMMON STOCK AS OF THE RECORD DATE, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO BRADLEY PHARMACEUTICALS, INC., 383 ROUTE 46 WEST, FAIRFIELD, NEW JERSEY 07004-2402, ATTENTION: CORPORATE SECRETARY.

                              SHAREHOLDER PROPOSALS

                  Shareholder proposals must be received by December 31, 1999 in order to be considered for inclusion in proxy materials distributed in connection with the next Annual Meeting of Shareholders.



                                  MISCELLANEOUS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

                  All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

                  It is important that proxies be returned promptly. Shareholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.




                                             By Order of the Board of Directors,



                                             DANIEL GLASSMAN
                                             Chairman & CEO




June ____, 1999

                                   EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                          BRADLEY PHARMACEUTICALS, INC.



         Pursuant to the provisions of Section 242, General Corporation Law of Delaware, the undersigned corporation certifies as follows:

     1. The name of the Corporation ("Corporation") is Bradley Pharmaceuticals, Inc.

     2. The Certificate of Incorporation of the Corporation is hereby amended by striking out the introductory paragraph and subparagraph A of Article IV thereof and by substituting in lieu of said paragraphs the following new paragraphs:

     The aggregate number of shares of stock which the Corporation shall have authority to issue is Twenty Nine Million Three Hundred Thousand (29,300,000) shares of stock, of which Twenty Seven Million Three Hundred Thousand (27,300,000) shall be shares of Common Stock, with a par value of $.01 per share, and Two Million (2,000,000) shall be shares of Preferred Stock, with a par value of $.01 per share.

     A. Common Stock. This Corporation's Twenty Seven Million Three Hundred Thousand (27,300,000) shares of Common Stock, with a par value of $.01 per share, shall not have cumulative voting or preemptive rights and shall be entitled to one vote for each share in the election of directors and on any other matter presented to the stockholders, except to the extent provided as follows:

     1. The authorized shares of Common Stock of the Corporation shall be divided into two classes, of which twenty six million four hundred thousand (26,400,000) shares shall be designated Common Stock and nine hundred thousand (900,000) shares shall be designated Class B Common Stock.

     2. The rights, preferences and limitations of the Common Stock and the Class B Common Stock shall be equal and identical in all respects except that, unless otherwise provided by law:

     a. each share of Common Stock shall entitle the holder thereof to one vote upon any and all matters submitted to the shareholders of the Corporation for a vote, and each share of Class B Common Stock shall entitle the holder thereof to five votes upon any and all matters submitted to the shareholders of the Corporation for a vote, except the election of directors, as to which each share of Class B Common Stock shall entitle the holder thereof to one vote.

     b. holders of Common Stock and holders of Class B Common Stock shall vote together as a single class upon any and all matters submitted to the shareholders of the Corporation for a vote, provided, however, that the holders of the Common Stock and holders of Class B Common Stock shall vote as two separate classes to authorize any proposed amendment to the Corporation's Certificate of Incorporation that amends, restates or repeals this Article IV, Section A or has the effect of an amendment, restatement or repeal, and provided, further, that notwithstanding anything to the contrary contained herein, so long as there are at least three hundred twenty five thousand (325,000) shares of Class B Common Stock issued and outstanding, the holders of Class B Common Stock shall vote as a separate class to elect a majority (consisting of the sum of one plus one-half of the total number of directors) of the directors of the Corporation (who shall be known as "Class B Directors"), to remove any Class B Director with or without cause at any time and to fill all vacancies among Class B Directors, and the holders of Common Stock and voting Preferred Stock, if any, shall vote together as a single class to elect the remainder of the directors of the Corporation (who shall be known as "Common Stock Directors"), to remove any Common Stock Director with or without cause at any time and to fill all vacancies among Common Stock Directors.

     c. each share of Class B Common stock shall convert into one share of Common Stock upon, and as of the date of, the delivery to the Corporation of the written demand by the holder thereof for such conversion, which demand may be delivered at any time.

     3. The foregoing amendment to the Certificate of Incorporation was approved and adopted by the directors of the corporation on the day of , 1999 by unanimous written consent, a copy of the unanimous written consent is attached hereto as Exhibit A.

     4. The number of shares of capital stock entitled to vote the foregoing amendment was _____ shares of common stock, $.01 par value per share.


     5. The number of shares voting for and against such amendment was as follows:

         No. of Common Stock Shares         No. of Common Stock Shares
         Voting For Amendment               Voting Against Amendment

         No. of Class B Common Stock        No. of Class B Common Stock
         Shares Voting For Amendment        Shares Voting Against Amendment

     6. The amendments to the Certificate of Incorporation herein certified have been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

     7. This Certificate of Amendment shall be effective as of the date of filing.


DATED this           day  of                        , 1999.


                                                  BRADLEY PHARMACEUTICALS, INC.



                                            By:_________________________________
                                                    Daniel Glassman,  President


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                                                                       EXHIBIT B

                          BRADLEY PHARMACEUTICALS, INC.

                             1999 STOCK OPTION PLAN


     1. Purpose. The purpose of the 1999 Stock Option Plan of BRADLEY PHARMACEUTICALS, INC. is to provide incentive to employees, consultants and other individuals as appropriate in accordance herewith, of the Corporation, as defined below, to encourage employee proprietary interest in the Corporation, to encourage employees to remain in the employ of the Corporation, and to attract to the Corporation individuals of experience and ability.

     2. Definitions.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4 of the Plan.

     (d) "Common Stock" shall mean the $.01 par value per share Common Stock of the Company.

     (e)  "Company"  shall  mean  Bradley  Pharmaceuticals,   Inc.,  a  Delaware
corporation.

     (f) "Corporation" shall mean and include the Company and any parent or subsidiary corporation thereof, within the meaning of Section 425 of the Code.

     (g) "Disability" shall mean the condition of an Employee within the meaning of Section 22(e)(3) of the Code.

     (h) "Employee" shall mean any individual, including an officer or a director (who is an employee of the Corporation (within the meaning of Section 3401 of the Code and the regulations thereunder).

     (i) "Exercise Price" shall mean the price per share of Common Stock, determined by the Board or Committee, at which an Option may be exercised.

     (j) "Fair Market Value" of a Share of Common Stock as of a specified date shall mean the closing price of a Share on the principal securities exchange on which such Shares are traded on the date immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange, Fair Market shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value shall be determined by the Board or Committee. In no case shall Fair Market Value be less than the par value of a Share of Common Stock, and in no event shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

     (k) "Incentive Stock Option" shall mean an Option described in Code Section 422A(b).

     (l) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

     (m) "Option" shall mean a stock option granted pursuant to the Plan.

     (n) "Optionee" shall mean a person to whom an Option has been granted.

     (o) "Plan" shall mean this Bradley Pharmaceuticals, Inc. 1999 Stock Option Plan.

     (p) "Purchase Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

     (q) "Share" shall mean one share of Common Stock.

     (r) "Ten Percent Shareholder" shall mean any Employee who, at the time of the grant of an Option, owns (or is deemed to own, under Section 425(d) of the Code) more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation.

     3.  Effective   Date.  This  Plan  was  approved  by  the  Board  effective
________________.

     4. Administration. The Plan shall be administered by the Board. The Board may delegate any of its functions under this Plan to a Committee appointed by the Board or to the President or Chief Executive Officer. Wherever in this Plan the term "Board" is used it shall be construed to mean such committee to the extent that the Board may have delegated any of its functions to said committee and only to the extent of any such delegation. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board or Committee shall from time to time at its discretion make determinations with respect to the persons who shall be granted Options, the number of Shares to be optioned to each and the designation of such Options as Incentive Stock Options or Non-Qualified Stock Options. The interpretation and construction by the Board or the Committee of any Option granted thereunder shall be binding and conclusive on all Optionees and of their legal representatives and beneficiaries.

     5. Eligibility. Any Employee may be granted Incentive Stock Options under the Plan and any Employee or officer, director or consultant of the Corporation may be granted Non-Qualified Stock Options under the Plan if, in each instance, the Board or Committee determines that such person performs services of special importance to the management, operation and development of the business of the Corporation.

     6. Stock. The stock subject to the Options granted under the Plan shall be Shares of authorized but unissued or reacquired Common Stock. The aggregate member of Shares which may be issued under Options exercised under this Plan shall not exceed 3,250,000. The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the Plan. In the event that any Option outstanding under the Plan expires for any reason or is terminated, the Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

     The limitations established by this Section 6 shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Section 10 hereof.

     7. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written agreements in such form as the Board or the Committee shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions:

     (a) Date of Grant. Each Option shall specify its effective date (the "date of grant"), which shall be the date specified by the Board or Committee in its action relating to the grant of the Option.

     (b) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

     (c) Exercise Price. Each Option shall state the Exercise Price, which price shall be determined by the Board or Committee, provided, however, that the Exercise Price (i) in the case of an Incentive Stock Option granted to an Employee who is not a Ten Percent Shareholder, shall not be less than the par value nor less than the Fair Market Value of the Shares to which the Option relates on the date of grant, (ii) in the case of an Incentive Stock Option granted to an Employee who is a Ten Percent Shareholder, shall not be less than the par value nor less than 110% of the Fair Market Value of the Shares to which the Option relates on the date of grant, and (iii) in the case of a Non-Qualified Stock Option granted to any Employee or officer or director of the Corporation, shall not be less than the par value of the Shares to which the Option relates. The Exercise Price of an Option shall be subject to adjustment in accordance with Section 10 hereof.

     (d) Exercise of Options and Medium and Time of Payment. To exercise an Option, the Optionee shall give written notice to the Company specifying the number of Shares to be purchased and accompanied by payment in cash or by certified check of the full Purchase Price therefor. No Share shall be issued until full payment therefor has been made.

     (e) Term and Exercise of Options; Nontransferability of Options. Subject to
Section 10 hereof, Options may be exercised as determined by the Board or Committee and as stated in the written agreement evidencing the Option, provided, however, that no Incentive Stock Option granted to an Employee who is not a Ten Percent Shareholder shall be exercisable after the expiration of ten
(10) years from the date it is granted, and no Incentive Stock Option granted to an Employee who is a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, no Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.

     (f) Termination of Employment. In the event that an Optionee shall cease to be employed by the Corporation for any reason, such Optionee (or the heirs or legatees of such Optionee, if applicable) shall have the right, subject to the restrictions of Subsection (e) hereof, to exercise the Option at any time within ninety (90) days after such termination of employment (twelve (12) months if the termination was due to the death or Disability of the Optionee or, in the case of a Non-Qualified Stock Option, retirement) to the extent that, on the day preceding the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement pursuant to which such Option was granted, and had not previously been exercised.

     For this purpose, the employment relationship will be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board and, in the case of an Optionee who has received an Incentive Stock Option, only to the extent permitted under Section 422A of the Code and the regulations promulgated thereunder). Moreover, in the case of an Optionee who has been granted an Incentive Stock Option, employment shall, in no event, be deemed to continue beyond the ninetieth (90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.



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     (g) Rights as a  Shareholder.  An  Optionee or a  transferee  of a deceased
Optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary
or   extraordinary,   whether  in  cash,   securities  or  other   property)  or
distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10.

     (h) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the exchange of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Options theretofore granted under the Plan. Moreover, in the case of any modification, extension or renewal of an Incentive Stock Option, all of the requirements set forth herein shall apply in the same manner as though a new Incentive Stock Option had been granted to the Optionee on the date of such modification, extension or renewal, but only if such modification, extension or renewal is treated, under Section 425(h) of the Code, as the granting of a new option.

     (i) Identification of Option. Each Option granted under the Plan shall clearly identify its status as an Incentive Stock Option or Non-Qualified Stock Option.

     (j) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Board or Committee shall deem advisable.

     8. Limitation on Annual Awards.

     General Rule. The aggregate Fair Market Value (determined at the time the Option is granted) of stock for which Incentive Stock Options are exercisable for the first time during any calendar year under the terms of the Plan (and all other plans maintained by the Corporation and its parent or subsidiary corporation) shall not exceed the sum of $100,000.

     9. Term of Plan. Options may be granted pursuant to the Plan until ten years from the date that the Plan is adopted by the Board or ten years from the date that the Plan is approved by the shareholders of the Company, whichever occurs earlier.

     10. Recapitalization. Subject to any required action by the shareholders and the last sentence of subsection 7(h) hereof, the number of Shares covered by this Plan as provided in Section 6, the number of Shares covered by each outstanding Option, and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, stock split, or the payment of a stock dividend.

     Subject to any required action by the shareholders of the Company and the last sentence of Subsection 7(h) hereof, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation shall otherwise provide, provided that each Optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, if a period of one (1) year from the date of the grant of the Option shall have elapsed, to exercise the Option, in whole or in part, subject to limitations on exercisability under Section 7(i) hereof.

     In the event of a change in the Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares of Common Stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or Committee, whose determination in that respect shall be final, binding and conclusive.

     Except as hereinbefore expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all of any part of its business or assets.

     11. Securities Law Requirements. No Shares shall be issued upon the exercise of any Option unless and until the Company has determined that: (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock are listed has been satisfied; and (iii) any other applicable provision of state or Federal law has been satisfied.

     12. Amendment of the Plan. The Board or Committee may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the shareholders of the Company, no such revision or amendment shall:

     (a) Increase the number of Shares subject to the Plan; or

     (b) Change the designation in Section 5 of the Plan of the class of Employees eligible to receive options; or

     (c) Amend this Section 12 to defeat its purpose.

     13. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes, including without limitation, to fund acquisitions and other investment and growth projects defined by the Company's business strategy.

     14. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

     15. Withholding.

     (a) Non-Qualified Options. Whenever Shares are to be delivered upon exercise of a Non-Qualified Option, the Corporation shall be entitled to require as a condition of delivery that the Optionee remit to the Corporation an amount sufficient to satisfy the Corporation's federal, state and local withholding tax obligations with respect to the exercise of the Option.

     (b) Incentive Stock Options. The acceptance of Shares upon exercise of an Incentive Stock Option shall constitute an agreement by the Optionee (unless and until the Corporation shall notify the Optionee that it is relieved, in whole or in part, of its obligations under Section 15(b)) (i) to notify the Corporation if any or all of such Shares are disposed of by the Optionee within two years from the date the Option was granted or within one year from the date the Shares were transferred to the Optionee pursuant to his exercise of the Option, and
(ii) to remit to the Corporation, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Corporation's Federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the Optionee is in the employ of the Corporation at the time of such disposition.

     16. Governing Law. The provisions of this Plan shall be governed and construed in accordance with the laws of the State of New Jersey provided, however, that in the case of the provisions applicable to Incentive Stock Options, such provisions shall (to the extent possible) be construed in a manner conforming to and consistent with the requirements of Section 422A of the Code.